Gabelli 10th Annual Aircraft Supplier Conference New York September 9, 2004 Paul Gifford Vice President - Investor Relations

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: the extent to which the Company is successful in integrating Aeronautical Systems in a manner and a timeframe that achieves expected cost synergies and operating synergies; demand for and market acceptance of new and existing products, such as the Airbus A380, the Joint Strike Fighter, the Boeing 7E7, the Embraer 190 and the Boeing 717; and other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Agenda Company Overview and 1st Half 2004 Results Segment Performance and Prospects Market Summary and Outlook Goodrich Key Initiatives

Company Overview - Goodrich One of the largest worldwide aerospace suppliers Broadest portfolio of products in industry Proprietary, flight critical products Operating history of over 130 years with recent repositioning as focused aerospace supplier More than 20,000 employees in facilities throughout the world

Goodrich - A Global Franchise

Goodrich Today $4.4B $8.8B $7B $13.2B 2003 Aerospace Sales Sensors Cargo Systems APUs Wheel/Brakes Evacuation Systems Lighting Space Systems Landing Gear Environmental Controls Flight Ctrl/Actuation Electronic Controls Avionics Power Generation Engines Nacelles Goodrich HON SNECMA UTC Aerospace Focus - Leadership Positions - Global Presence - Broad Systems Capability - Highly Engineered Products Goodrich has the broadest portfolio of system leadership positions; with approximately 85% of sales in markets with #1 or #2 positions world-wide

Recent Significant Developments Improved second quarter results from operations Continue to use cash to pay down debt Redemption of $60 million of Airport Revenue Bonds completed on August 1, 2004 New program wins 7E7 Dreamliner - Proximity Sensing System F/A-18 E/F - Landing gear for follow-on order through Boeing F-35 Joint Strike Fighter - Ice detection system A380 - Post shipment final assembly and engine build-up for the Engine Alliance GP7200 engine Comprehensive aftermarket support - Wheels, carbon brakes and overhaul services for Independence Air' fleet of Airbus A319 aircraft; nacelle system support for AirTran fleet of Boeing 717 and 737 aircraft Commercial aftermarket and military and space sales continue to improve Implemented FASB Staff Position 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" 2004 Outlook - Fully diluted EPS range increased to $1.30 - $1.40, sales expectations increased to $4.70 - $4.75 billion Good balance of improved operational performance and future growth opportunities

(Dollars in Millions, excluding EPS) First Half 2004 First Half 2003 Change Sales $2,296 $2,189 5% Segment operating income $245 $100 146% - % of Sales 10.7% 4.5% +6.2% Income (Loss) - Continuing operations - Net income $69 $86 ($18) $44 NM 95% Diluted EPS - Continuing operations - Net income $0.58 $0.71 ($0.15) $0.37 NM 92% First Half 2004 - Financial Summary

1st Half 2004 Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income from Continuing Operations Diluted EPS First Half 2003 -from Continuing Operations $2,189 ($18) ($0.15) Increased overall volume, change in share count, other $65 $30 $0.25 Foreign Exchange Sales and Income Impacts $42 ($10) ($0.09) Lower facility closure and headcount reduction and asset impairment charges $80 $0.68 Stock-based compensation expensing ($4) ($0.03) P & L Headwind (Incentive Comp, Liability Insurance, Tax Litigation, Retiree Medical) ($9) ($0.08) First Half 2004 -from Continuing Operations $2,296 $69 $0.58 Operating performance clouded by FX, other issues, G&A

Summary Cash Flow Information Item (Dollars in Millions) 1st Half 2004 1st Half 2003 Net income from continuing operations $69 ($18) Net restructuring and consolidation, asset impairments ($10) $103 Depreciation and Amortization $111 $109 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($89) ($22) Deferred income taxes and income taxes payable $7 $34 Accrued expenses, other current assets and other non-current assets and liabilities $42 $5 Cash Flow from Operations $130 $211 Cash Payments for Restructuring ($15) ($21) Capital Expenditures ($51) ($47) Pension Contributions ($41) ($36) Major Variances - 1st half 2004 compared to 1st half 2003: Increase in pension plan contributions Increase in working capital - primarily due to: Increased non-product inventory for new product development Increased product inventory to support increased sales First half 2003 tax refund not repeated in first half 2004

Debt Retirement Progress Since Acquisition of Aeronautical Systems 10/1/02 Proforma 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 Net Debt 2893 2487 2075 1994 1949 1836 1824 1779 Cash 146 150 186 268 326 378 330 356 $ in Millions Total Debt + QUIPS $3,039 Total Debt + QUIPS $2,638 Total Debt + QUIPS $2,261 Net Debt + QUIPS $2,893 Net Debt + QUIPS $2,488 Net Debt + QUIPS $2,075 Cash $146 Cash $150 Cash $186 Total debt + QUIPS reduced $904M or 30%; Net debt + QUIPS reduced $1,114M or 39% Total Debt + QUIPS $2,262 Net Debt + QUIPS $1,994 Cash $268 Total Debt + QUIPS $2,275 Net Debt + QUIPS $1,949 Cash $326 Total Debt (includes QUIPS) $2,215 Net Debt (includes QUIPS) $1,837 Cash $378 Note: See page 36 for definitions of Total Debt and Net Debt and a detailed calculation of these measures as of the dates indicated. Total Debt $2,153 Net Debt $1,823 Cash $330 Total Debt $2,135 Net Debt $1,779 Cash $356

Agenda Company Overview and 1st Half 2004 Results Segment Performance and Prospects Market Summary and Outlook Goodrich Key Initiatives

1st Half 2004 Sales by Market Channel Total Sales $2,296M Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 195 342 143 588 150 76 672 131 Large Commercial Aircraft Aftermarket 26% Regional, Business & General Aviation Aftermarket 6% Boeing Commercial OE 9% Airbus Commercial OE 15% Military & Space, OE & Aftermarket 29% Other 6% Heavy A/C Maint. 3% OE AM Regional, Business & Gen. Av. OE 6% Total Commercial Aftermarket 35% Total Commercial OE 30% Total Military and Space 29% Balanced business mix among three major market channels

Sales by Market Channel - 1999 - 2004E 1999 2000 2001 2002 2003 2004E Military and Space 0.14 0.15 0.2 0.25 0.3 0.31 Large Cmcl. Aircraft Aftermarket 0.29 0.29 0.25 0.26 0.25 0.25 Regional, Business & G.A. 0.1 0.12 0.11 0.12 0.12 0.12 Boeing OE 0.23 0.19 0.18 0.12 0.09 0.08 Airbus OE 0.13 0.13 0.13 0.13 0.15 0.14 Other 0.1 0.12 0.12 0.12 0.09 0.09 Significantly decreased dependence on Commercial OE (Percentage of Total) Military and Space Large Commercial Aircraft Aftermarket Regional, Business & G.A. Boeing OE Airbus OE Other

Organization Aligned with Customers and Markets Airframe Segment $1.6 B Goodrich 2003 - $4.4B Electronics Segment $1.1B Engine Segment $1.7 B Landing Gear Wheels & Brakes Actuation Airframe Technical Service EPP Aerostructures Turbine Fuel Technologies Engine Controls Cargo Turbo Machinery Products Customer Services Sensors Fuel and Utility Optical and Space Lighting De-Icing Power Interior Products Propulsion Products

Aircraft Wheels & Brakes Actuation Systems Landing Gear Engineered Polymer Products Aviation Technical Services Airframe Systems Segment 2003* 1st Half 2004 Sales $1,564M $ 806M OI $ 79M $ 46M % OI/Sales 5.1% 5.8% * 2003 results restated to reflect realignment of Customer Services business

Airframe Systems Segment Good Balance OE to Aftermarket Airbus & Boeing Commercial & Military Margins Depressed by: Heavy Maintenance Actuation Other 4% Boeing Commercial OE 11% Large Commercial Aircraft Aftermarket 24% Airbus Commercial OE 10% Regional, Business and General Aviation Aftermarket 8% Military & Space, OE & Aftermarket 27% Heavy Maintenance 9% Sales by Market Channel (First Half 2004) Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 90 83 57 195 63 76 222 21 Regional, Business and General Aviation OE 7%

Turbo Machinery Products Engine Controls Cargo Systems Turbine Fuel Technologies Aerostructures Engine Systems Segment 2003* 1st Half 2004 Sales $1,715M $ 948M OI $ 97M $ 144M % OI/Sales 5.7% 15.2% * 2003 results restated to reflect realignment of Customer Services business Consolidated Customer Services Americas Englewood, NJ/Monroe, NC Europe Birmingham, UK Asia-Pacific Sydney,Australia Singapore Xiamen, P.R.C.

Engine Systems Segment Balanced Customer Base Engine OE's Boeing, Airbus Positions on Newer Airbus Aircraft, Rolls- Royce / IAE Engines Growing Aftermarket Sales Sales by Market Channel (First Half 2004) Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other 83 232 35 281 44 0 203 68 Other 7% Boeing Commercial OE 9% Airbus Commercial OE 24% Large Commercial Aircraft Aftermarket 30% Regional, Business and General Aviation Aftermarket 5% Military & Space, OE & Aftermarket 21% Regional, Business and General Aviation OE 4%

Electronic Systems Segment De-Icing & Specialty Fuel & Utility Systems Lighting Sensors Power Systems Interior Products Optical & Space Systems 2003* 1st Half 2004 Sales $1,104M $ 542M OI $ 140M $ 55M % OI/Sales 12.7% 10.1% * 2003 results restated to reflect realignment of Customer Services business

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other 22 28 51 111 43 0 247 41 Electronic Systems Segment Balanced Product Portfolio Largest Military and Space Concentration Large Commercial Aircraft Aftermarket 21% Regional, Business & General Aviation Aftermarket 8% Boeing Commercial OE 4% Airbus Commercial OE 5% Military & Space, OE & Aftermarket 46% Other 7% Sales by Market Channel (First Half 2004) Regional, Business and General Aviation OE 9%

7E7 Dreamliner - Participation Update Several significant wins Worth slightly more than $4B over initial contract period Nacelles and thrust reversers - all engine options Fuel Quantity Indicating System/Fuel Management Software Proximity Sensing System Goodrich bidding multiple other products and systems yet to be awarded Current 7E7 OE content could increase significantly Inlet Cowl Fan Cowl Reverser Exhaust

Airbus A380 & Boeing 7E7 Awards MOOG

New Programs Will Add Balanced Future Growth C-5 Re-Engine Universal Control Program A380 Program Joint Strike Fighter *Total estimated sales over life of program ** Year in which significant sales are expected to begin *** Total estimated sales over initial contract period $6 Billion+* 2005** $0.8 Billion+* 2004** $5 Billion+* 2006** $0.5 Billion+* 2005** Commercial Military CF34-10 Nacelle System $1.4 Billion+* 2005** $4+ Billion+*** 2007** 7E7 Dreamliner

2002 2003 2004 2005 2006 2007 2008 GR 11.3 58.4 73.5 174.1 274 346 582 Expected Future Sales from New Programs New program sales are incremental to sales growth from existing in-production platform positions (Dollars in Millions) Annual Expected Future Sales for: A380 Program 7E7 Program CF34-10 Nacelle System JSF Program C-5 Re-engine Program Universal Control Program

Additional New Awards Add Long-term Stability and Potential Growth Commercial Military, Homeland Defense Electric Braking System: Global Hawk Cargo Systems: New and Retrofit Applications Airborne Reconnaissance System: Poland Ministry of National Defense Wheel and Brake Systems: Russian Regional Jet, Cessna Citation Mustang Laser Altimeter - Boeing X-45 Unmanned Vehicle Nacelle System - Japan Defense Agency C-X Cargo Aircraft Rescue Hoist - Eurocopter, V-22, Sikorsky S-92 Laser Perimeter Awareness System - Homeland Defense Lighting System: Chinese Regional Jet

Agenda Company Overview and 1st Half 2004 Results Segment Performance and Prospects Market Summary and Outlook Goodrich Key Initiatives

Sales by Market Channel 2004 Change Analysis Market Channel Primary Market Drivers Actual GR Change Comparisons Actual GR Change Comparisons Market Channel Primary Market Drivers 1st Half 2004 vs. 1st Half 2003 2nd Qtr 2004 vs. 1st Qtr 2004 Military and Space - OE and Aftermarket US, UK Defense Budgets 8% 1% Boeing and Airbus - OE Production Aircraft Deliveries (2%) (15%) Regional, Business & General Aviation - OE Aircraft Deliveries >10% 4% Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size 7% 5% (excl. 1Q 2004 Super 727 sales) Heavy Airframe Maintenance Aircraft aging, Parked Fleet (3%) >10% Other Various (2%) 8% Goodrich Total Sales 5% (2%)

Expectations for Goodrich 2004 Sales Sales by Market Channel 2003 Sales Mix Average Expected Growth Average Expected Growth Sales by Market Channel 2003 Sales Mix 2003 Actual Change* 2004 Expected Change Military and Space - OE and Aftermarket 30% 10% 10% - 12% Boeing and Airbus - OE Production 24% (10%) Up slightly Regional, Business & General Aviation - OE 5% (18%) 8% - 10% Aftermarket - Large Commercial and Regional, Business and GA 32% (3%) Around 6% Heavy Airframe Maintenance 3% (27%) Up slightly Other 6% (13%) Approx. Flat Goodrich Total Sales $4.4B (4%) $4.70 - $4.75B * Compared to 2002 pro-forma sales, including full year contribution of Aeronautical Systems, excluding discontinued operations. $3,809M as reported, plus $756M for Aeronautical Systems during first 9 months of 2002.

2004 Outlook Assumptions Recovering Airline Profitability Global ASM Growth ~ 6% No New Market Disruption (Terrorism, SARS) Stable/Small Increases in Interest Rates 7E7 Launch, Goodrich awards and timing GR Macro Assumptions Recovering Global Economy Positive trends emerging

Market Summary Commercial aerospace OE market is at bottom but recovery projected in 2005-2006 Both Boeing and Airbus have publicly discussed higher delivery expectations for 2005, compared to 2004 Regional and business jet market remains robust Low cost carriers winning market share Commercial aftermarket expected to recover close to 6 percent in 2004, higher growth in 2005 and beyond Aging Airbus and regional fleet drives growing aftermarket Military market continues to present growth opportunities Significant opportunity for growth over the cycle

Agenda Company Overview and 1st Half 2004 Results Segment Performance and Prospects Market Summary and Outlook Goodrich Key Initiatives

Goodrich Strategic Imperatives Balanced Growth Faster than the overall market Win key positions on new aircraft (e.g. 7E7) Migrate commercial products/technologies to military applications Penetrate adjacent markets Leverage the Enterprise Resource allocation Technology/Innovation Enterprise-wide initiatives Customer alignment/focus Operational Excellence Integrate Aeronautical Systems Lean manufacturing/Six Sigma Make/Buy analysis Successful implementation will enable Goodrich to compete/win in all business environments

What Investors Should Expect from Goodrich Continued commitment to integrity No significant acquisitions Focused on the business "Blocking and Tackling" Cash flow Margin improvement Aeronautical Systems integration Working capital management New product development Continue investing in new products and systems Reduce leverage to target levels Transparency of financial results and disclosure Accountable to all stakeholders

Questions and Answers

Supplemental Information * In late September 2002, the company utilized short-term debt of $200 million to preposition certain funds necessary for the acquisition of TRW Aeronautical Systems. This short-term debt was repaid on October 1, 2002 with a portion of the proceeds from the $1.5 billion bridge loan secured to finance the entire purchase. Accordingly, on October 1, 2002, cash was reduced by $200 million. **Total Debt (defined as short-term debt plus current maturities of long-term debt and capital lease obligations plus long-term debt and capital lease obligations) and Net Debt (defined as Total Debt minus cash and cash equivalents) are non-GAAP financial measures that the Company believes are useful to rating agencies and investors in understanding the Company's capital structure and leverage. Because all companies do not calculate these measures in the same manner, the Company's presentation may not be comparable to other similarly titled measures reported by other companies. *** QUIPS included in current maturities of long-term debt and capital lease obligations as of December 31, 2003.